November 30, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 30, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY AGGRESSIVE EQUITY FUND
Dated November 30, 2006

On November 30, 2006, shareholders of the Morgan Stanley Aggressive Equity Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Capital Opportunities and shareholders of the Fund would become shareholders of Capital Opportunities, receiving shares of Capital Opportunities equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Capital Opportunities that corresponds to the Class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about December 8, 2006. Between December 1, 2006 and the consummation of the Reorganization, the Fund will be closed to all purchases and exchanges into the Fund except for shares purchased pursuant to currently existing dividend reinvestment plans and currently existing systematic investment plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.